SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):  July 17, 2007

STARM Mortgage Loan Trust 2007-S1
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-130373-26

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-130373

SunTrust Mortgage Inc.

(Exact name of the sponsor as specified in its charter)

Delaware	06-1204982
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b)

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 8

Item 8.01             Other Events.

    The Registrant registered issuances of its STARM Mortgage Loan Trust 2007-S1, Mortgage Pass Through Certificates, Series 2007-S1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130373) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant offered $593,068,100 aggregate principal amount of Class 1-A, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class B-1, Class B-2 and Class B-3 Certificates of its STARM Mortgage Loan Trust 2007-S1, Mortgage Pass Through Certificates, Series 2007-S1 on July 17, 2007.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 26, 2007, as supplemented by the Prospectus Supplement dated July 16, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

    The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Agreement”), attached hereto as Exhibit 4.1, dated as of July 1, 2007, among Mortgage Asset Securitization Transactions, Inc., in its capacity as depositor (the “Depositor”), SunTrust Mortgage, Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer and trust administrator (in such capacity, the “Trust Administrator”),  SunTrust Bank, as custodian (the “Custodian”) and U.S. Bank National Association, as trustee (the “Trustee”).  The Certificates consist of the following classes: Class 1-A, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain seasoned, closed-end adjustable-rate loans secured by first liens on Mortgaged Properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $593,068,100 as of July 1, 2007.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

Section 9

Item 9.01                Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of July 16, 2007, by and among the Depositor, UBS Securities LLC, SunTrust Capital Markets Inc. and Goldman, Sachs & Co.

4.1	Pooling and Servicing Agreement, dated as of July 1, 2007, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee.

99.1	Purchase Price and Terms Letter, dated as of July 1, 2007, between the Depositor and the Transferor.

99.2	Purchase, Warranties and Servicing Agreement, dated as of July 1, 2007, among the Depositor, as purchaser, and SunTrust Mortgage, Inc., as seller and servicer (“SunTrust”).

99.3	Reconstituted Purchase, Warranties and Servicing Agreement, dated as of July 17, 2007, between the Depositor, SunTrust and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGE ASSET SECURITIZATIONTRANSACTIONS, INC.

By:	/s/ Agnes Teng
Name Agnes Teng
Title Associate Director

By:	/s/ Sameer Tikoo
Name Sameer Tikoo
Title Associate Director

Dated:  August 3, 2007

EXHIBIT INDEX

Exhibit No.                                                      Description

1.1	Underwriting Agreement, dated as of July 16, 2007, by and among the Depositor, UBS Securities LLC, SunTrust Capital Markets Inc. and Goldman, Sachs & Co.

4.1	Pooling and Servicing Agreement, dated as of July 1, 2007, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee.

99.1	Purchase Price and Terms Letter, dated as of July 1, 2007, between the Depositor and the Transferor.

99.2	Purchase, Warranties and Servicing Agreement, dated as of July 1, 2007, among the Depositor, as purchaser, and SunTrust Mortgage, Inc., as seller and servicer (“SunTrust”).

99.3	Reconstituted Purchase, Warranties and Servicing Agreement, dated as of July 17, 2007, among the Depositor, SunTrust and the Trustee.

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